Exhibit 10.1

RESEARCH AND LICENSE AGREEMENT

This RESEARCH AND LICENSE AGREEMENT (this “Agreement”), dated as of June 15, 2006 (the “Effective Date”), is made by and between Scott and White Memorial Hospital and Scott, Sherwood and Brindley Foundation for itself and for its Affiliate, Scott & White Clinic (collectively, “S&W”), Texas non-profit corporations, located at 2401 S 31st Street, Temple, Texas 76508; Arthur E. Frankel, M.D.; and Stemline Therapeutics, Inc., a Delaware corporation having a principal place of business located at ***, New York, New York 10128 (“Stemline”).

WHEREAS, Stemline is a company involved in the development of biopharmaceutical products;

WHEREAS, S&W is a non-profit, tax-exempt Texas corporation that, through its own resources and those of its Affiliates, performs clinical research, drug development, discovery, process development, manufacturing, preclinical, clinical trials, bioanalytical analysis, statistics, pharmacokinetics and other services;

WHEREAS, S&W is currently conducting research involving the Compound (as defined below), including a clinical trial(s), and owns certain intellectual property, including know-how, and materials related to the Compound;

WHEREAS, Stemline wishes to provide financial support for such research and to obtain an exclusive license to such intellectual property, know-how, and materials;

WHEREAS, S&W wishes to continue such research and grant such license;

WHEREAS, Arthur E. Frankel, M.D., is a researcher involved in the development of biopharmaceutical products;

WHEREAS, Arthur E. Frankel, M.D., wishes to continue research and development of compounds *** and ***;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereby agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01                             Definitions.  Whenever used in this Agreement, whether in the singular or plural, the following capitalized terms shall have the following meanings:

(a)                                 “Affiliate” of a party means a person or legal entity that controls, is controlled by, or is under common control with, such party.  For purposes of this definition, “control” means the possession, direct or indirect, of the power or other where-with-all to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

(b)                                 “Compound” shall mean Interleukin-3/Diphtheria Toxin recombinant peptide-toxin conjugate *** and any improvements thereof.

(c)                                  “Confidential Information” shall mean any and all information and materials disclosed or provided by either party or its Affiliates (in each case, the “Disclosing Party”) to the other party or its Affiliates (in each case, the “Receiving Party”) in connection with or relating to this Agreement; provided, however, that the term “Confidential Information” shall not include, or shall cease to include (as the case may be), information or materials that:

(i)                                   was already known to the Receiving Party or its Affiliates;

(ii)                                was or becomes generally available to the public, or part of the public domain, through no fault of or disclosure by the Receiving Party or its Affiliates;

(iii)                             was or becomes available to the Receiving Party of its Affiliates from a source other than the Disclosing Party or its Affiliates, provided that such source is not bound by a duty of confidentiality to the Disclosing Party; or

(iv)                              is independently developed by the Receiving Party or its Affiliates.

Confidential Information included within S&W Technology shall constitute Confidential Information of Stemline, and the foregoing clauses (i) and (iv) shall not apply to such Confidential Information.

(d)                                 “Confidentiality Agreement” shall mean the mutual confidentiality agreement between the parties, dated as of September 7, 2005.

(e)                                  “Control” shall mean possession of the legal right and authority to grant the licenses or sublicenses as provided herein without violating the terms of any agreement or other arrangements with any third party.

(f)                                   “Field” shall mean all fields of use, including the diagnosis, prophylaxis, and/or treatment of any disease or condition in humans or animals.

(g)                                  “Know-How” shall mean technical and other information, including discoveries, data, designs, formulae, drug formulations, dosing regimens, methods of treatment, methods of use, ideas, inventions, methods, models, assays, reagents, research plans, procedures, designs for experiments and tests and results of experimentation and testing (including data and results of research or development), processes (including manufacturing processes, specifications and techniques), laboratory records, chemical, pharmacological, toxicological, clinical, analytical and quality control data, clinical and non-clinical trial data, case report forms, data analyses, reports, manufacturing data or summaries and information contained in submissions to and information from ethical committees and regulatory authorities.  Notwithstanding the foregoing, “Know-How” excludes Patent Rights.

(h)                                 “Licensed Product” means any product containing or comprising the Compound, in finished dosage pharmaceutical form.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

(i)                                     “Materials” shall mean any chemical or biological substances including any:  organic or inorganic material; nucleotide or nucleotide sequence including DNA and RNA sequences; gene; vector or construct including plasmids, phages or viruses; host organism including bacteria, fungi, algae, protozoa and hybridomas; cell line or expression system or any development strain or product of that cell line or expression system; protein including any peptide or amino acid sequence, enzyme, antibody or protein conferring targeting properties and any fragment of a protein or a peptide, enzyme or antibody; drug; assay or reagent; any other genetic or biological material or micro-organism; NMR spectra, X-Ray diffraction patterns and other primary experimental information, assignments and other calculations required for determination of the structure, and co-ordinates of the derived molecular structure; and transgenic animals.

(j)                                    “Adjusted Gross Sales” means the gross revenue received by Stemline, its Affiliates or sublicensee from the Sale of Licensed Products less sales and/or use taxes actually paid, import and/or export duties actually paid, outbound transportation prepaid or allowed, rebates, chargebacks, cash discounts, amounts allowed or credited due to returns (not to exceed the original billing or invoice amount), and all other reasonable and customary allowances and deductions actually granted to customers, in accordance with U. S. generally accepted accounting principles.  In the event that Stemline sublicenses the licensed rights hereunder to any person with respect to any country in the Territory, which sublicense provides for the payment of royalties on net sales, revenues or similar item, the definition of net sales, net revenues or similar term set forth in such sublicense will be substituted herein for purposes of determining Adjusted Gross Sales hereunder in such country.

(k)                                 “Patent Rights” shall mean patent applications and patents, utility certificates, improvement patents and models and certificates of addition and all foreign counterparts of them in all countries, including any divisional applications and patents, refilings, renewals, re-examinations, continuations, continuations-in-part, patents of addition, extensions (including patent term extensions), reissues, substitutions, confirmations, registrations, revalidations, and any equivalents of the foregoing in any and all countries of or to any of them, as well as any supplementary protection certificates and equivalent protection rights.

(l)                                     “Regulatory Filings” shall mean, with respect to Compound or Licensed Product, any submission to a governmental regulatory authority of any appropriate regulatory application, and shall include, without limitation, any submission to a regulatory advisory board, marketing authorization application, and any supplement or amendment thereto.  For the avoidance of doubt, Regulatory Filings shall include any Investigational New Drug Application, including Investigational New Drug Application ***, and any New Drug Application, in each case, in the United States, or the corresponding application in any other country or group of countries.

(m)                             “Research Program” shall mean experimental research involving Compounds including all clinical trials involving *** being conducted by or on behalf of S&W (which, for the avoidance of doubt, shall include the clinical trial relating to Investigational New Drug application ***) and production of *** for additional Clinical Studies.

(n)                                 “Clinical Research Term” shall mean the term of the Clinical Research Program hereunder, consisting of a period of *** months from the Effective Date and extensions thereof

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

in writing amending this Agreement, except that Stemline shall also have the sole option to extend the original Clinical Research Term for an additional period of *** months (i.e. total of *** months) by providing written notice to S&W.

(o)                                 “Compound Development Research Term” shall mean the term of the Compound Development Research Program hereunder, consisting of a period of 36 months from the Effective Date and extensions thereof in writing amending this Agreement.

(p)                                 “Research Term” shall refer to both Clinical Research Term and the Compound Research Term.

(q)                                 “Sale”, “Sell” or “Sold” means the transfer or disposition of a Licensed Product for value to a person or entity other than Stemline, its Affiliates or sublicensees.

(r)                                    “S&W Know-How” shall mean all Know-How owned or Controlled by S&W or its Affiliates or the date hereof or at any time during the Research Term (including information disclosed to Stemline prior to the date hereof pursuant to the Confidentiality Agreement), related to or necessary or useful for the research, development, manufacture, registration, use or marketing of the Compound and/or Licensed Product.  S&W Know-How shall include all clinical and regulatory data.

(s)                                   “S&W Materials” shall mean all Materials owned or Controlled by S&W or its Affiliates on the date hereof or at any time during the Research Term related to or necessary or useful for the research, development, manufacture, registration, use or marketing of the Compound and/or the Licensed Product.  For avoidance of doubt, S&W Materials shall include master cell lines that produce Compound, working cell lines that produce Compound, as well as all materials necessary for the isolation and manufacturing of Compound, and the Compound itself.

(t)                                    “S&W Patent Rights” shall mean all Patent Rights owned or Controlled by S&W or its Affiliates on the date hereof or at any time during the Research Term related to or necessary or useful for the research, development, manufacture, registration, use or marketing of the Compound and/or Licensed Product.

(u)                                 “S&W Technology” shall mean, collectively, S&W Know-How, S&W Materials and S&W Patent Rights.

(v)                                 “Territory” shall mean the world.

ARTICLE II.

RESEARCH PROGRAM

Section 2.01                             General.

(a)                                 Conduct of the Research Program.  The Research Program shall be conducted by, and under the direction of, Arthur E. Frankel, M.D. (the “Principal Investigator”).  S&W shall be the sponsor of all clinical trials conducted as part of the Research Program (the “Clinical

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

Study(ies)”), including any clinical trials conducted under Investigational New Drug Application ***.  It is mutually understood and agreed that there is no guarantee that the Research Program as conducted will be able to either develop a licensed product or guarantee a market for any Licensed Product of the Research Program.

(b)                                 Disclosure of S&W Technology.  Immediately after the Effective Date, S&W will provide Stemline with, or access to (including the right to make copies of), S&W Know-How, S&W Materials and Regulatory Filings relating to the Compound and/or Licensed Product (and any other information and documents known to S&W relating to the Compound and/or Licensed Product).  S&W will also provide Stemline with access to any and all personnel involved in the Research Program upon reasonable notification during regular business hours in accordance with the limitations delineated in Article II. of this Agreement.  Stemline shall have the sole right to file and prosecute patent applications relating to information provided as part of this disclosure, pursuant to Section 2.07.

(c)                                  Consultation with Stemline.  Stemline may, but shall not be obligated to, provide advice from time to time and consult with S&W and the Principal Investigator regarding the conduct of the Research Program, which advice will be reasonably considered by S&W; provided, that S&W shall make all final decisions regarding the conduct of the Research Program.

(d)                                 Compliance with Laws.  S&W covenants that the activities conducted by or on behalf of S&W under the Research Program shall be conducted in a professional and competent manner, in compliance with all applicable laws and regulations and in accordance with ICH Guidelines, FDA Good Laboratory Practice and Good Manufacturing Practice, as applicable.

(e)                                  Quality Controls.  S&W shall practice appropriate quality controls in order to insure compliance with the protocol and study plan for the Clinical Study. S&W shall comply with the Standard Operating Procedures as set forth in such documents, as appropriate.  S&W shall provide appropriate training for those personnel working on the Research Program.

(f)                                   Audits and Facilities Examination. Subject to reasonable and customary applicable Federal, State and institutional confidentiality and security compliance standards and procedures, during the Research Term and for a period of *** (***) years thereafter, S&W will permit Stemline’s representatives to examine or audit the work performed hereunder, and the facilities at which the Clinical Study will be conducted.  During such examination, Stemline’s representatives may verify documents, facilities and records, as well as methodology, procedures and any other relevant item relating to the research performed.  Stemline’s representatives may also visit S&W’s premises and examine or audit the services provided and related to this Agreement at reasonable times and frequency, during normal business hours, to observe the progress of activities under the Research Program.  S&W will also provide Stemline with access to any and all personnel involved in the Research Program upon reasonable notification during regular business hours.  However, Stemline’s access shall not interfere with S&W’s ability to conduct the work of the Research Program.

(g)                                  Debarment Certification and Notification of Inspections.  S&W certifies that it has not been debarred, and has not been convicted of a crime that could lead to debarment, under

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

the Federal Food, Drug and Cosmetic Act and that it will use its best efforts not to employ any person or entity that has been so debarred or convicted to perform any activities under this Agreement.  S&W shall notify Stemline within *** (***) business days in writing of any FDA or other government inspection or inquiry concerning any activities conducted hereunder.

Section 2.02                             Compensation for Clinical Research.

(a)                                 Funding.  In order to fund the activities to be conducted under the Research Program and as consideration for the Patent Rights, if any, arising from the activities under this Agreement, Stemline shall pay to S&W by automatic remittance and on direct deposit (i.e. wire transfer) to an account designated by S&W:

(i)                                     *** dollars ($***) for *** of the Clinical Research Term plus ***% of such amount constituting deemed indirect costs incurred by S&W directly in connection with the conduct of the Research Program; and

(ii)                                  If the Research Term is extended for a second *** period, pursuant to Section 1.01(n), *** dollars ($***) for the second *** months of the Research Term plus ***% of such amount constituting deemed indirect costs incurred by S&W directly in connection with the conduct of the Research Program.

(b)                                 Payment.  Pursuant to Section 2.02(a)(i), for *** of the Research Term, payment of the $*** shall be made by Stemline to S&W in *** by automatic remittance and direct deposit (i.e. wire transfer) to an account designated by S&W with the first payment due not later than *** (***) days after the Effective Date and each subsequent payment due not more than *** (***) days after the due date for the prior payment; payment of said indirect costs shall be made by Stemline to S&W in *** at the conclusion of ***.  In the event the Research Program shall be terminated for any reason during ***, the indirect costs will be prorated on a per diem basis from the effective date of this Agreement to the date of Termination.  Pursuant to Section 2.02(a)(ii), if the Research Term is extended for ***, payment of the $*** plus said indirect costs shall be made by Stemline to S&W by automatic remittance on direct deposit (i.e. wire transfer) to an account designated by S&W in *** installments with the first payment due within *** (***) days following initiation of this extended term and each subsequent payment due *** (***) days after the due date for the prior payment.  If this Agreement is terminated during the second year or any subsequent quarterly period of the Research Term by Stemline, without cause, neither party shall incur any further liability or obligation to the other party, except that Stemline shall pay the agreed *** payment, prorated per diem to the effective date of termination, as outlined in this 2.02(b).  In the event that the Research Term expires or is terminated, any amounts paid pursuant to this Section 2.02 in respect of periods after the effective date of expiration or termination shall be promptly refunded to Stemline.  All payments shall be made to:

Scott and White Memorial Hospital

c/o Dick Dixon

2401 S. 31st Street

Temple, Texas 76508

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

(c)                                  Escrow, Delinquency and Nonpayment.  Stemline shall maintain a $*** dollar balance in an agreed upon United States Financial Institution.  This $*** balance will be funded by Stemline to the Financial Institution in equal $*** installments with the first payment due upon execution of the agreement or effective date (whichever is later) and the subsequent installment due not more than *** (***) days after the due date for the first installment.  This money shall be available to S& W should Stemline be in arrears for payments owed to S&W (Exhibit B).

In the event that Stemline shall fail to make any payment when due, S&W may, in its sole discretion, charge interest upon the amount then due and owing at *** as published by the Wall Street Journal in effect on the due date of payment, until payment is received in full.

All interest or other earnings on the escrowed balance is the property of Stemline.

Section 2.03                             Compensation for Compound Development Research.

(a)                                 Funding.  In order to fund the activities to be conducted under the Compound Development Research Program and as consideration for the Patent Rights, if any, arising from the activities under this Agreement, Stemline shall pay to S&W by automatic remittance and on direct deposit (i.e. wire transfer) to an account designated by S&W the sum of *** Dollars ($***) for the Compound Research Term of *** (***) months.  Of said amount, *** Dollars ($***) will be used ***; *** Dollars ($***) will be used ***; *** Dollars ($***) will be used for ***; and, *** Dollars ($***) will be used for ***.

(b)                                 Payments.  Pursuant to Section 2.03(a), for the term of the Compound Research Term, payment of the $*** shall be made by Stemline to S&W in *** installments by automatic remittance and direct deposit (i.e. wire transfer) to an account designated by S&W with the first payment due not later than *** (***) days after the Effective Date and each subsequent payment due not more than *** (***) days after the due date for the prior payment.  All payments shall be made to:

Scott and White Memorial Hospital
c/o Dick Dixon
2401 S. 31st Street
Temple, Texas 76508

(c)                                  Escrow, Delinquency and Nonpayment.  Stemline shall establish a $*** dollar balance in an agreed upon United States Financial Institution.  This $*** balance will be funded by Stemline to the Financial Institution with the first installment for $*** due *** days after the execution date of the agreement or effective date (whichever is later) and the subsequent installment for $*** due *** days (***) after the first installment.  Stemline shall receive any interest earned on said escrow account.  This money shall be used to pay S& W in accordance with this section (Exhibit C).

In the event that Stemline shall fail to make any payment when due, S&W may, in its sole discretion, charge interest upon the amount then due and owing at *** as published by the Wall Street Journal in effect on the due date of payment, until payment is received in full.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

All interest or other earnings on the escrowed balance is the property of Stemline.

Section 2.04                             Research Records; Disclosure of Data.

(a)                                 S&W shall maintain appropriate and accurate records, in accordance with U.S. generally accepted accounting principles, good scientific practices and appropriate detail for patent purposes, fully and properly reflecting all Research Program activities performed by it, costs and expenses incurred in connection therewith and the results thereof, including, without limitation, such data and materials as are required to be maintained pursuant to applicable laws and regulations.

(b)                                 S&W shall communicate in full detail and disclose all data, information, reports, results and other S&W Know-How or S&W Materials to Stemline as soon as such becomes available, but in any event within *** days.

(c)                                  Stemline acknowledges and agrees that S&W claims that it may not be legally authorized to disclose certain data, such as patient-specific data, under Texas or Federal law or if such disclosure would jeopardize the physician/patient confidentiality privilege.  Notwithstanding the foregoing, S&W and Stemline shall devise a mutually acceptable technique so that S&W shall provide Stemline with appropriate and necessary data to effect the necessary disclosure.

(d)                                 If S&W becomes aware that certain data related to or resulting from the Research Program cannot be provided to Stemline because of United States or Texas law, or the physician/patient confidentiality privilege, S&W will as soon as is reasonably possible notify Stemline.  S&W and Stemline shall make reasonable efforts to legally overcome said legal restrictions related to the data referenced above; provided, that if Stemline determines, in its reasonable discretion, that such legal restrictions will adversely affect its ability to research, develop or commercialize the Compound or Licensed Product or otherwise adversely affect the use or value of the license granted under Section 3.01, it shall be entitled to terminate the Research Program.

Section 2.05                             Progress Reports.  S&W shall provide oral updates, e.g. via teleconference, to Stemline from time to time, on a mutually agreeable basis but at least twice per month, regarding the conduct of the Research Program.  In addition, on at least an annual basis at the request of Stemline, S&W shall prepare and provide to Stemline a written summary describing, in reasonable detail, the status of the Research Program, including all discoveries and technical developments, and provide such other information as may be reasonably requested by Stemline relating to the Research Program.

Section 2.06                             Access to and Transfer of Regulatory Filings.  S&W hereby consents to and authorizes Stemline to use and rely upon or refer to Investigational New Drug Applications for purposes of conducting (or having conducted) one or more clinical trial(s) with respect to the Compound and/or Licensed Product.  In its role as the sponsor of all clinical trials pursuant to Section 2.01(a), S&W shall take such actions, including providing supporting documentation and data and executing such documents, as may be requested by Stemline from time to time in order

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

to permit Stemline to facilitate such clinical trial(s) at such site or sites as the parties shall mutually agree upon, and such agreement shall not be unreasonably withheld.

Section 2.07                             Intellectual Property.

(a)                                 Ownership of Inventions.  All inventions arising from a party’s activities under this Agreement, including patent applications and patents covering such inventions (collectively, “Inventions”), made solely by employees or consultants of a party shall be owned by such party.  All Inventions made jointly by employees or consultants of both parties shall be owned jointly by the parties in equal shares.  Determination of inventorship shall be made in accordance with US patent laws.  S&W’s rights in any Inventions made under this Agreement and its interest in any Inventions owned jointly by the parties shall be included in the S&W Technology for purposes of this Agreement.

(b)                                 Disclosure; Patent Prosecution.  S&W will disclose to Stemline any Inventions resulting from the Research Program as soon as possible after creation and/or reduction to practice.  Stemline shall have the sole right to file patent applications claiming or covering any S&W Know-How, S&W Materials or other information disclosed by S&W to Stemline hereunder (including under Section 2.01(b) and/or this Section 2.07(b)) or arising under the Research Program, using patent counsel of its choice.  Stemline shall provide S&W with a draft of any said application(s) a reasonable period prior to filing.  In this case, S&W shall have *** (***) days, extendable for an additional *** (***) days upon reasonable request by S&W, to provide Stemline with comments on any such patent application(s), such comments to be reasonably considered and not unreasonably denied by Stemline.

ARTICLE III.

LICENSE

Section 3.01                             License to Stemline; Research License to S&W.  S&W hereby grants to Stemline an exclusive (even as to S&W) royalty-bearing sublicensable license under S&W Technology to make, have made, manufacture, have manufactured, formulate, use, have used, sell, offer for sale, have sold, import, export, research, develop, have developed, register, transport, distribute, promote, market or otherwise dispose or offer to dispose of Compounds and/or Licensed Products or in the Field in the Territory.  Stemline hereby grants S&W a nonexclusive, non-sublicensable, royalty-free sublicense under the license granted to S&W pursuant to the preceding sentence during the Research Term solely to the extent necessary to conduct the Research Program in accordance with this Agreement.

Section 3.02                             Extension to Affiliates.  Licensee may extend the license granted herein to any Affiliate if the Affiliate consents to comply with this Agreement to the same extent as Licensee.

Section 3.03                             Sublicenses.  Licensee may grant sublicenses of the licenses granted under this Agreement; provided, that Stemline will be responsible for the operations of its sublicensees relevant to this Agreement as if the operations were carried out by Stemline, including the payment of royalties whether or not paid to Stemline by a sublicensee.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

Section 3.04                             S&W Rights. Notwithstanding Section 3.01, S&W retains the non-transferable, non-sublicensable right to use the S&W Technology for research, teaching and other education-related non-commercial purposes.

ARTICLE IV.

ROYALTIES

Section 4.01                             Royalties.  In consideration of rights granted by S&W to Stemline under this Agreement, Stemline will pay S&W a royalty on the Adjusted Gross Sales of Licensed Products in the Territory.  Such royalty shall be paid on a country-by-country Licensed Product-byLicensed Product basis for a period of *** years following *** (the “Royalty Term”) at the following rates:

(a)                                 *** Percent (***%) of annual Adjusted Gross Sales in the Territory of such Licensed Product up to *** Dollars ($***); and

(b)                                 *** Percent (***%) of annual Adjusted Gross Sales in the Territory of such Licensed Product in excess of *** Dollars ($***) up to *** Dollars ($***); and

(c)                                  *** Percent (***%) of annual Adjusted Gross Sales in the Territory of such Licensed Product in excess of *** Dollars ($***) up to *** Dollars ($***); and

(d)                                 *** Percent (***%) of annual Adjusted Gross Sales in the Territory of such Licensed Product in excess of *** ($***) up to *** Dollars ($***); and

(e)                                  *** Percent (***%) of annual Adjusted Gross Sales in the Territory of such Licensed Product in excess of *** Dollars ($***) up to *** Dollars ($***); and

(f)                                   *** Percent (***%) of annual Adjusted Gross Sales in the Territory of such Licensed Product in excess of *** Dollars ($***) up to *** Dollars ($***); and

(g)                                  *** Percent (***%) of annual Adjusted Gross Sales in the Territory of such Licensed Product in excess of *** Dollars ($***) up to *** Dollars ($***); and

(h)                                 *** Percent (***%) of annual Adjusted Gross Sales in the Territory of such Licensed Product in excess of *** Dollars ($***).

Section 4.02                             Sublicense Fee.  In consideration of rights granted by S&W to Stemline under this Agreement, Stemline further agrees to pay S&W as additional consideration a sublicense fee consisting of:

(i)                                     *** percent (***%) of any Up-front Payment made to Stemline under a sublicense entered into ***;

(ii)                                  *** percent (***%) of any Upfront Payment made to Stemline under a sublicense entered into ***;

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

(iii)                               *** percent (***%) of any Upfront Payment made to Stemline under a sublicense entered into ***; and

(iv)                              *** percent (***%) of any Upfront Payment made to Stemline ***.

For purposes hereof, an “Upfront Payment” shall mean any cash payment made by a third party to Stemline or its Affiliates up-front in consideration for the granting of a sublicense to such third party of S&W Technology licensed hereunder, excluding funds paid to Stemline or its Affiliates for research and development purposes or as bona fide debt or equity financing.

Section 4.03                             Audits.  During the Royalty Term of this Agreement, Stemline agrees to keep records of its Sales and applicable expenses of the Licensed Products under the license granted in this Agreement in sufficient detail to enable the royalties payable hereunder to be determined.  Stemline agrees to permit an independent public accountant selected by S&W and reasonably acceptable to Stemline, at S&W’s expense, to periodically (but no more frequently than once per year during the Research Tenn and once every two (2) years thereafter to audit and examine its records during regular business hours for the purpose of and to the extent necessary to verify royalties payable under this Agreement.  If the amounts due S&W are determined to have been underpaid by more than *** percent (***%), Stemline will pay the cost of the examination.

Section 4.04                             Royalty Reports.  Within *** (***) days after March 31 and September 30 of each year, beginning immediately after the first commercial Sale of a Licensed Product in the Territory, Stemline shall deliver to S&W a written report setting forth:

(a)                                 the quantities of Licensed Products that it has sold during the preceding six-month period;

(b)                                 the calculation of Adjusted Gross Sales thereon; and

(c)                                  the royalties computed and due S&W with respect to such period.

Simultaneously with the delivery of each report, Stemline shall pay to S&W the amount of royalties, if any, due for the period of each report.

Section 4.05                             Taxes.  All amounts payable here by Stemline must be paid in United States funds without deductions for taxes, assessments, fees, or charges of any kind.  Checks must be payable to “Scott and White Memorial Hospital and Scott, Sherwood and Brindley Foundation.” In the event amounts payable may be subject to applicable tax withholding requirements, the amounts payable will be net of this amount.

ARTICLE V.

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.01                             Representations, Warranties and Covenants of S&W.  S&W represents, warrants and covenants to Stemline that:

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

(a)                                 S&W owns or possesses all right, title and interest in and to the S&W Technology free and clear of all known encumbrances, and has the right to convey to Stemline the license and other rights provided hereunder free and clear of all encumbrances.  Without limiting the generality of the foregoing, none of the S&W Technology has been pledged, assigned or otherwise conveyed, in whole or in part, to any person or entity.

(b)                                 S&W has not knowingly entered into a government funding relationship that would result in rights to any of the Licensed Products or the Compound residing in the Federal Government, National Institutes of Health or other governmental authority, and that the licenses granted hereunder are not subject to overriding obligations to the Federal Government as set forth in Public Law 96-517 (35 U.S.C. 200-204), as amended, or any similar obligations under the laws of any other country.

(c)                                  S&W and its Affiliates, subcontractors and collaborators, if any, have fully complied with all applicable laws, rules and regulations in the conduct and evaluation of its studies of the Licensed Products and/or the Compound and with regard to all applications and submissions for regulatory authorities in the Territory.

(d)                                 There are no claims, judgments or settlements against or amounts with respect thereto owed by S&W, and no pending or, to its knowledge after reasonable inquiry, threatened claims or litigation against S&W or its Affiliates, subcontractors or collaborators relating to the Compound, Licensed Products or S&W Technology.

(e)                                  There are no agreements or arrangements to which S&W or any of its Affiliates are a party relating to the Licensed Products, Compound or S&W Technology that would limit the rights granted to Stemline under this Agreement or that restrict or will result in a restriction on Stemline’s, its Affiliates’ or sublicensees’ ability to research, develop, manufacture, register, use or market the Compound and/or the Licensed Products.

(f)                                   All existing S&W Patent Rights as of the Effective Date are disclosed in Exhibit A.

ARTICLE VI.

INDEMNIFICATION AND INSURANCE

Section 6.01                             Indemnification by S&W.  S&W shall indemnify and hold Stemline and its Affiliates, and their respective officers, directors, employees, contractors, sublicensees, agents and assigns (each, a “Stemline Indemnified Party”), harmless from and against losses, damages and liabilities, including reasonable attorneys’ fees (collectively, “Losses”), incurred by any Stemline Indemnified Party as a result of any third party demands, claims or actions (“Claims”) against any Stemline Indemnified Party arising or resulting from: (a) activities undertaken in connection with the research or development of the Compound and/or Licensed Product by S&W or its Affiliates or agents (including product liability claims); (b) the negligence or willful misconduct of S&W, its Affiliates or agents in connection with performance of activities hereunder; or (c) the breach of any of the covenants, agreements, warranties and representations made by S&W to Stemline under this Agreement.  S&W shall only be obliged to so indemnify

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

and hold Stemline harmless to the extent that such Losses do not arise from the breach, negligence or willful misconduct of Stemline.

Section 6.02                             Indemnification by Stemline.  Stemline shall indemnify and hold S&W and its Affiliates, and their respective officers, directors, employees, contractors, agents and assigns (each, a “S&W Indemnified Party”), harmless from and against Losses incurred by any S&W Indemnified Party as a result of any Claims against any S&W Indemnified Party arising or resulting from:  (a) activities undertaken in connection with the research, development or commercialization of the Compound and/or Licensed Products by Stemline or its Affiliates, licensees or sublicensees (including product liability claims); (b) the negligence or willful misconduct of Stemline, its Affiliates or agents in connection with performance of activities hereunder; or (c) the breach of any of the covenants, agreements, warranties and representations made by Stemline to S&W under this Agreement.  Stemline shall only be obliged to so indemnify and hold S&W harmless to the extent that such Claims do not arise from the breach, negligence or willful misconduct of S&W.

Section 6.03                             Indemnification Procedure — Third Party Claims.

(a)                                 Any Stemline Indemnified Party or S&W Indemnified Party seeking indemnification hereunder (“Indemnified Party”) shall notify the Party from whom indemnification is sought (“Indemnifying Party”) in writing reasonably promptly after the assertion against the Indemnified Party of any Claim in respect of which the Indemnified Party intends to base a claim for indemnification hereunder, but the failure or delay so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any obligation or liability that it may have to the Indemnified Party except to the extent that the Indemnifying Party demonstrates that its ability to defend or resolve such Claim is adversely affected thereby.

(b)                                 Subject to the provisions of sub-Sections (c) and (d) below, the Indemnifying Party shall have the right, upon written notice given to the Indemnified Party within thirty (30) days after receipt of the notice from the Indemnified Party of any Claim to assume the defense and handling of such Claim, at the Indemnifying Party’s sole expense, in which case the provisions of sub-Section (c) below shall govern.

(c)                                  The Indemnifying Party shall select counsel reasonably acceptable to the Indemnified Party in connection with conducting the defense and handling of such Claim, and the Indemnifying Party shall defend or handle the same in consultation with the Indemnified Party, and shall keep the Indemnified Party timely apprised of the status of such Claim.  The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, agree to a settlement of any Claim which could lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder, or would involve any admission of wrongdoing on the part of the Indemnified Party.  The Indemnified Party shall cooperate with the Indemnifying Party, at the request and expense of the Indemnifying Party, and shall be entitled to participate in the defense and handling of such Claim with its own counsel and at its own expense.

(d)                                 Notwithstanding the foregoing, in the event the Indemnifying Party fails to conduct the defense and handling of any Claim in good faith after having assumed such or the

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

Indemnifying Party does not give written notice to the Indemnified Party, within thirty (30) days after receipt of the notice from the Indemnified Party of any Claim, of the Indemnifying Party’s election to assume the defense and handling of such Third Party Claim, the Indemnified Party may, at the Indemnifying Party’s expense, select counsel reasonably acceptable to the Indemnifying Party in connection with conducting the defense and handling of such Claim and defend or handle such Claim in such manner as it may deem appropriate, provided, however, that the Indemnified Party shall keep the Indemnifying Party timely apprised of the status of such Claim and shall not settle such Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.  If the Indemnified Party defends or handles such Claim, the Indemnifying Party shall cooperate with the Indemnified Party, at the Indemnified Party’s request but at no expense to the Indemnified Party, and shall be entitled to participate in the defense and handling of such Claim with its own counsel and at its own expense.

Section 6.04                             Certain Damages.  In no event shall either party be liable for any indirect, special, consequential or punitive damages (including, without imitation, damages for loss of profits) arising out of or in connection with this Agreement or its subject matter, regardless of whether such party knows or should know of the possibility of such damages.

Section 6.05                             Insurance.  Beginning at the time when any Licensed Product is being distributed or sold by Stemline or its sublicensee, Stemline shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts which are reasonable and customary for similarly situated companies in the biopharmaceutical industry.  Stemline shall provide Scott & White with written evidence of such insurance upon S&W’s reasonable request.

ARTICLE VII.

TERM AND TERMINATION OF AGREEMENT

Section 7.01                             Termination by Stemline.  Stemline may terminate the Clinical Research part of this Agreement in its sole discretion at any time after expiration or termination of *** (***) months of the Research Term on not less than *** (***) days’ prior written notice to S&W, in whole or on a country-by-country Licensed Product-by-Licensed Product basis.

Section 7.02                             Termination by Either Party for Cause.

(a)                                 In the event either party shall be in breach of any material obligation hereunder, the non-breaching party may give written notice to the breaching party specifying the claimed particulars of such breach, and in the event such material breach is not cured, or effective steps to cure such material breach have not been initiated or are not thereafter diligently pursued within *** (***) days following the date of such written notification, in addition to any other damages or remedies available to the non-breaching party, the non-breaching party shall have the right thereafter to terminate this Agreement by giving not less than *** (***) days’ prior written notice to the breaching party to such effect.  Any termination by any party under this Section 7.02 shall be without prejudice to any damages or remedies to which it may be entitled from the other party.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

(b)                                 Either party may terminate this Agreement upon written notice if the other party becomes insolvent, makes or has made an assignment for the benefit of creditors, is the subject of proceedings in voluntary or involuntary bankruptcy instituted on behalf of or against such party (except for involuntary bankruptcies which are dismissed within *** (***) days), or has a receiver or trustee appointed for substantially all of its property.

Section 7.03                             Effect of Termination on License; Certain Reversion Rights.

(a)                                 Upon termination of this Agreement by Stemline pursuant to Section 7.01 or upon termination of this Agreement by S&W pursuant to 7.02, all rights and obligations under this Agreement shall terminate (except as provided in Section 7.04) and all terminated licensed rights shall revert to S&W and except that in regard to termination of this Agreement pursuant to Section 7.01 with respect to a particular country or particular Licensed Product, only the rights and obligations under this Agreement with respect to such country or Licensed Product shall terminate (except as provided in Section 7.04) and the licensed rights with respect to such country or Licensed Product shall revert to S&W.

(b)                                 In the case of termination by Stemline pursuant to Section 7.02, all rights of Stemline shall survive, and all rights of S&W shall terminate.

Section 7.04                             Effect of Termination.

(a)                                 Upon expiration or termination of this Agreement, neither party shall have any rights or obligations under this Agreement, provided, that their respective rights and obligations pursuant to Article II. and Sections 6.01-6.04, 7.03 and 7.04, and pursuant to Article VIII., shall survive the expiration or termination of this Agreement.

(b)                                 Expiration or termination of this Agreement for any reason shall not release any party from any liability, obligation or agreement which has already accrued prior to such expiration or termination nor affect the survival of any provision hereof which is expressly stated to survive such expiration or termination.  Expiration or termination of this Agreement for any reason shall not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies or claims, whether for damages or otherwise, which a party may have hereunder or which may arise out of or in connection with such termination.

ARTICLE VIII.

MISCELLANEOUS

Section 8.01                             Confidentiality.

(a)                                 All Confidential Information disclosed by the Disclosing Party to the Receiving Party hereunder shall be maintained in confidence and shall not be disclosed to any third party or used for any purpose except as expressly permitted by this Agreement without the prior written consent of the Disclosing Party.  Without limiting the generality of the foregoing:

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

(i)                                     The Receiving Party shall inform its Representatives and others who need to know the Confidential Information in order to assist the Receiving Party in exercising its rights and fulfilling its obligations under this Agreement of the confidential nature of the Confidential Information received from the Disclosing Party and shall direct such Representatives to treat such information confidentially and cause each such Representative to agree in writing to be bound by the confidentiality and non-use provisions of this Agreement.

(ii)                                  If, notwithstanding this Agreement, any Confidential Information is required to be disclosed by applicable law or legal process, the Receiving Party will give the Disclosing Party prompt written notice of such requirement and, if requested, will assist the Disclosing Party in seeking a protective order or other measures to preserve the confidentiality of such Confidential Information insofar as possible.

(b)                                 Notwithstanding the foregoing, each party may disclose Confidential Information belonging to the other party to the extent such disclosure is necessary in the following instances: (i) filing or prosecuting Patent Rights as permitted by this Agreement; (ii) in Regulatory Filings for Licensed Products such party has a license or right to develop hereunder; (iii) prosecuting or defending litigation as permitted by this Agreement; (iv) complying with applicable court orders or governmental regulations; and (v) disclosure to consultants, investors, bankers, lawyers, accountants, agents or other third parties in connection with due diligence or similar investigations by such third parties.

Section 8.02                             Publications.  S&W has the right to publish or otherwise publicly disclose information gained in the course of the Research Program, subject to Section 8.01.  In order to avoid loss of Patent Rights as a result of premature public disclosure of patentable information, S&W will submit any materials (or written summaries of proposed oral publications or disclosures) to Stemline at least *** (***) days prior to planned submission for review and comment and to permit the filing of appropriate patent applications.  S&W shall reasonably consider all Stemline comments in any proposed publication.  S&W shall cite Stemline as a funding source in the appropriate section of such publication.  Upon Stemline’s request, publication will be delayed up to *** (***) additional days to enable Stemline to secure adequate intellectual property protection for any intellectual property that would be affected by the publication.

Section 8.03                             Publicity. Neither party may make any public announcement or other disclosure of the terms or existence of this Agreement, except as may be required by law or upon the prior written approval of the other party or except under circumstances described in Section 8.01(b).

Section 8.04                             Integration.  This Agreement, including any Exhibits and Schedules attached hereto, constitutes the entire understanding between the parties with respect to the subject matter hereof, and supersedes and replaces all prior agreements, including the Confidentiality Agreement, implications, understandings, writings, and discussions between the parties relating to said subject matter.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

Section 8.05          Amendments.  This Agreement may be amended only by a written instrument executed by both parties.

Section 8.06          Waiver.  The failure of either party at any time or times to require performance by the other party of any provision hereof shall in no manner affect the first party’s rights at a later time to enforce the same.  No waiver by either party of any condition or term in any one or more instances shall be construed as a further or continuing waiver of such condition or term or any other condition or term.

Section 8.07          Assignability. This Agreement may not be assigned by either party without the prior written consent of the other party, except that either party may assign this Agreement to any of its Affiliates; provided that such successor agrees in writing to be bound by this Agreement and the assignor shall continue to be liable thereafter for all its obligations hereunder.  In addition, Stemline shall be entitled to assign this Agreement to any successor by merger or sale of stock or any purchaser of all or substantially all of its assets to which this Agreement relates.  Any attempt to assign this Agreement in violation of this Section shall be void.

Section 8.08          Notices.  Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (a) upon actual receipt if sent by telecopier (with receipt confirmed) or (b) on the fifth business day after mailing if sent by nationally-recognized courier service, in each case to the appropriate address or telecopier number set forth below:

If to Stemline, to:

Stemline Therapeutics, Inc.

c/o Ivan Bergstein

Chief Executive Officer

***

New York, New York 10128

Telephone:  ***

Telecopier:  212-244-0161

If to S&W, to:

Scott & White Memorial Hospital

c/o Dick Dixon

2401 South 31st Street

Temple, Texas 76508

Telephone:  254-724-2111

Telecopier:  254-724-4483

Scott & White Memorial Hospital

Office of General Counsel

2401 S. 31st Street

Temple, Texas 76508

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

Telephone:  254-724-3001

Telecopier:  254-724-4501

Section 8.09          Titles.  All headings and titles used in this Agreement are for purposes of illustration or organization and are not legally binding on the parties.

Section 8.10          Relationship of the Parties.  Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, or joint venture relationship between the parties, and neither party is authorized or empowered to act as agent for the other for any purpose, or to make any statement, contract, warranty, representation or commitment on behalf of the other.

Section 8.11          Further Acts and Instruments.  Each party hereto agrees to execute, acknowledge, and deliver such further instruments and to do all such other acts as may be necessary or appropriate to effect the purpose and intent of this Agreement.

Section 8.12          Governing Law; Venue.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Texas, without regard to its conflicts of laws principles.  Any controversy, dispute or claim which may arise out of or in connection with this Agreement, or the breach, termination or validity thereof, shall be settled by final and binding arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce or Arbitration Rules and Procedures of JAMS (Judicial Arbitration and Mediation Services).  The place of arbitration shall be a mutually acceptable location other than Texas or New York.  The decision of the arbitration tribunal must be in writing and must specify the basis on which the decision was made, and the award of the arbitration tribunal shall be final and judgment upon such an award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order of enforcement.

Section 8.13          Representation by Legal Counsel.  Each party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof.  In interpreting and applying the terms and provisions of this Agreement, the parties agree that no presumption shall exist or be implied against the party which drafted such terms and provisions.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the date first above written.

STEMLINE THERAPEUTICS, INC.			SCOTT AND WHITE MEMORIAL HOSPITAL AND SCOTT, SHERWOOD AND BRINDLEY FOUNDATION

By:	/s/ Ivan Bergstein		By:	/s/ Alfred B. Knight
	Name: Ivan Bergstein			Name: Alfred B. Knight, M.D.

	Title: CEO			Title: President and C.E.O.

	Date:	6/29/06		Date:	6/23/06

			By:	/s/ Arthur E. Frankel
Name: Arthur E. Frankel, M.D.

Title: Principal Investigator

				Date:	6/23/06

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit A

Existing S&W Patent Rights

***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit B

Escrow, Delinquency and Nonpayment

Clinical Research

***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit C

Escrow, Delinquency and Nonpayment

Compound Development Research

***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

First Amendment

This First Amendment (“First Amendment”), dated as of December 9, 2008 (“First Amendment Effective Date”) is made by and between Scott and White Memorial Hospital and Scott, Sherwood and Brindley Foundation for itself and for its Affiliate, Scott and White Clinic (collectively, “S&W”), Texas non-profit corporations, located at 2401 S 31st Street, Temple, Texas 76508; Arthur E. Frankel, M.D.; and Stemline Therapeutics, Inc., a Delaware corporation having a principal place of business located at ***, New York, New York 10128 (“Stemline”).

WHEREAS, S&W, Arthur E. Frankel, M.D. and Stemline are parties to the Research and License Agreement dated as of June 15, 2006 (the “Agreement”) and desire to amend the terms of such Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Capitalized terms used, but not defined, herein shall have the meaning ascribed to them in the Agreement.

2.                                      S&W and Stemline agree that Article III of the Agreement shall hereby be amended by adding the following as a new Section 3.05:

Section 3.05                             Diligence Obligation.  Stemline, itself or through its Affiliates or sublicensees, shall use commercially reasonable efforts to develop and commercialize a Licensed Product in the Field.  In furtherance of such objective, Stemline shall use commercially reasonable efforts to:

(a)                                 *** within *** (***) years after the First Amendment Effective Date; and/or

(b)                                 *** within *** (***) years after the First Amendment Effective Date.

Notwithstanding the foregoing, in the event of unforeseen technical, scientific, intellectual property or regulatory issues with respect to any Licensed Product, and provided that Stemline is using commercially reasonable efforts in the research and development of such Licensed Product, Stemline may request an extension of the time periods for the achievement of the foregoing milestones and provide a detailed list of the actions to be taken to resolve any such issues and S&W shall reasonably grant such extension in good faith.  For the avoidance of doubt, Stemline’s failure to meet one of the goals set forth above in and of itself shall not automatically establish Stemline’s failure to use commercially reasonable efforts for a Licensed Product, but Stemline shall be automatically deemed to have used commercially reasonable efforts for any time period set forth above if any milestone set forth above is achieved in the applicable time period.

S&W shall notify Stemline in writing if S&W determines that Stemline has failed to perform in accordance with this Section for at least one Licensed Product.  In the event

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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Stemline disagrees with S&W’s determination as to Stemline’s compliance with this Section 3.05, Stemline shall have *** (***) days to submit information in order to demonstrate Stemline’s efforts and the parties shall attempt to resolve such disagreement for a period of not more than *** (***) days.  If, at the end of such *** (***) day period, the parties have not reached agreement, the matter shall be submitted to dispute resolution in accordance with Section 8.12.  In the event the parties agree or the dispute resolution procedure determines that Stemline has failed to diligently perform (and such failure is not cured within the *** (***) day period under Section 7.02(a)) with respect to at least one Licensed Product, S&W shall have the right to convert the license granted hereunder to a non-exclusive license.

3.                                      Except as amended by this First Amendment, the Agreement shall remain in full force and effect.  After the date set forth above, every reference in the Agreement to the “Agreement” shall mean the Agreement as amended by this First Amendment.  This First Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of Texas, without regard to its conflicts of laws principles.

IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the date first written above.

STEMLINE THERAPEUTICS, INC.		SCOTT AND WHITE MEMORIAL HOSPITAL AND SCOTT, SHERWOOD AND BRINDLEY FOUNDATION

By:	/s/ Ivan Bergstein	By:	/s/ Richard Beswick
Name:	Ivan Bergstein	Name:	Richard Beswick, Ph.D., MBA
Title:	President and CEO	Title:

Date:	12/9/08	Date:	12/9/08

Arthur E. Frankel, M.D.

/s/ Arthur Frankel

		Date:	12/9/08

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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Second Amendment

This Second Amendment (“Second Amendment”), dated as of March 11, 2010 (“Second Amendment Effective Date”) is made by and between Scott and White Memorial Hospital and Scott, Sherwood and Brindley Foundation for itself and for its Affiliate, Scott and White Clinic (collectively, “S&W”), Texas non-profit corporations, located at 2401 S 31st Street, Temple, Texas 76508; Arthur E. Frankel, M.D.; and Stemline Therapeutics, Inc., a Delaware corporation having a principal place of business located at ***, New York, New York 10128 (“Stemline”).

WHEREAS, S&W, Arthur E. Frankel, M.D. and Stemline are parties to the Research and License Agreement dated as of June 15, 2006 and amended by the First Amendment dated December 9, 2008 (the “Agreement”) and desire to amend the terms of such Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Capitalized terms used, but not defined, herein shall have the meaning ascribed to them in the Agreement.

2.                                      The parties acknowledge and agree that:

(a)                                 as of the Second Amendment Effective Date, Stemline has fully complied with its payment obligations and no payments shall be due pursuant to Sections 2.01 and 2.03;

(b)                                 the Clinical Research Term (as defined in the Agreement as of the Effective Date) was extended for the additional 12 month period pursuant to Sections 1.01(n) and 2.02(a)(ii) and therefore expired on June 15, 2008;

(c)                                  other than surviving obligations in agreements between S&W and The Leukemia and Lymphoma Society, as of the Second Amendment Effective Date, there are no agreements between S&W and any third party pertaining to the Compound; and

(d)                                 the license granted to Stemline under Section 3.01 is in full force and effect for the Term as set forth in Section 7.01 (as amended herein).

3.                                      The parties agree that Section 1.01(m) of the Agreement shall hereby be deleted in its entirety and replaced with the following:

“Research Program” shall mean all experimental research involving Compounds conducted by or on behalf of S&W during the Research Term in accordance with the terms of this Agreement, including (i) clinical trials involving *** (also referred to as “***”)(which, for the avoidance of doubt, shall include clinical trials relating to Investigational New Drug application ***) and (ii) production, preclinical research and clinical trials of *** (also  referred to as “***”); provided that, notwithstanding the terms of Sections 2.01 and 3.04, (a) commencing with the Second Amendment Effective Date and continuing during the Term, unless otherwise agreed in writing by the parties, S&W shall not conduct and the Research Program shall not include any production, preclinical

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

1

research and clinical trials of ***, and (b) commencing with the Transfer Date and continuing during the Term, except as set forth in Exhibit D hereto or as otherwise agreed in writing by the parties, S&W shall not conduct or sponsor and the Research Program shall not include any clinical trials of *** nor shall S&W produce or disseminate *** unless S&W is designated by Stemline as a vendor, provided that S&W may continue as a clinical site, as directed by Stemline, for *** supplied by or on behalf of Stemline.

4.                                      The parties agree that Section 1.01(p) of the Agreement shall hereby be deleted in its entirety and replaced with the following:

“Research Term” shall mean the period commencing with the Effective Date and continuing until the expiration of the Extended Research Term.

5.                                      The parties agree that Section 1.01(t) of the Agreement shall hereby be amended by adding the following text to the end of such Section:

The S&W Patent Rights shall include, without limitation, the Patent Rights listed on  Exhibit A, which shall be periodically updated during the term of this Agreement.

A copy of Exhibit A, as updated as of the Second Amendment Effective Date, is attached to this Second Amendment and is hereby appended to the Agreement.

6.                                      The parties agree that a new Section 1.01(w) shall hereby be added to the Agreement as follows:

“Extended Research Term” shall mean the period consisting of 44 months from the end of the Clinical Research Term (i.e., the period ending March 15, 2012) and extensions thereof in writing, executed by both parties, amending this Agreement.

7.                                      The parties agree that Section 2.01(a) of the Agreement shall hereby be amended by adding the following text to the end of such Section:

Notwithstanding any other provision of this Agreement, the parties hereby acknowledge and agree that, commencing with the Second Amendment Effective Date, unless otherwise agreed in writing by the parties, Stemline shall control and conduct, at Stemline’s discretion, all production, preclinical research and clinical trials of *** and Stemline shall make all final decisions regarding such activities and, commencing with the Transfer Date, unless otherwise agreed in writing by the parties, Stemline shall control and conduct, at Stemline’s discretion all production, preclinical research and clinical trials of ***, provided that S&W may continue as a clinical site, as directed by Stemline, for *** supplied by or on behalf of Stemline.

In the event the Principal Investigator is unable or unwilling to continue the Research Program for any reason, the parties shall cooperate to identify a replacement principal investigator.  Stemline shall have the right to select a replacement principal investigator at S&W, subject to such replacement principal investigator agreeing in writing to the terms of this Agreement and agreeing to participate in any ongoing clinical trials of the

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

2

Compound, including continuing to supply Compound for use in any ongoing clinical trials.  In the event a replacement principal investigator is not identified or has not agreed in writing to the foregoing within *** days (or such longer period as Stemline may select), the Research Program shall terminate, provided that S&W shall ensure the continued participation of S&W in any clinical trials that are ongoing at the time of such termination and the continued supply of Compound for use in any such clinical trials. The licenses granted to Stemline under Section 3.01 shall not be effected by a termination of the Research Program under this Section 2.01(a).

8.                                      The parties agree that the following shall hereby be added to the end of Section 2.06 of the Agreement:

Notwithstanding the foregoing, at any time during the Extended Research Term if requested by Stemline in writing at its sole discretion, upon a date specified by Stemline (the “Transfer Date”), as permitted by applicable laws and regulations, S&W and Dr. Frankel shall (a) execute and deliver such documents and instruments to Stemline for filing with the FDA in order to assign and/or transfer to Stemline S&W’s IND (***) and all documents related thereto and shall take all such actions reasonably requested by Stemline in order to effect such transfer and/or assignment, or (b) grant Stemline the exclusive right to reference S&W’s IND (***) in the event that Stemline files its own IND(s) for the Compounds, or (c) amend IND *** (e.g. CMC and/or protocol sections) to enable Stemline or its designee to become the sole drug distributor for any clinical trial using the Compounds, or (d) take such other reasonable steps with regulatory authorities requested by Stemline to facilitate Stemline’s development of the Compounds.  In addition, S&W and Dr. Frankel shall provide ongoing reasonable cooperation to ensure the completion of (a), (b), (c) and/or (d). Unless agreed in writing by the Parties, S&W shall not submit a new IND for the Compounds to any regulatory authority during the Term.

9.                                      The parties agree that the following new Section 2.07(c) shall hereby be added to the Agreement:

Any patent application filed by Stemline under Section 2.01(b) and 2.07(b) shall not be abandoned by Stemline without Stemline first providing written notice to S&W of its intention to abandon such patent application in sufficient time for S&W to undertake the prosecution of such patent application and thereafter S&W shall have the right, but not the obligation, to prosecute such patent application at S&W’s sole cost and such patent application shall no longer be licensed to Stemline hereunder.

10.                               The parties agree that the following new Section 2.08 shall hereby be added to the Agreement:

Compensation for Extended Research Term.  As consideration for the Patent Rights, if any, arising from the activities under this Agreement during the Extended Research Term, for the provision of the deliverables (or “Deliverables”) set forth on Exhibit D, and for continuing as a clinical site ***, Stemline shall pay to S&W by automatic remittance and on direct deposit (i.e., wire transfer) to an account designated by S&W the sum of up

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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to *** Dollars ($***) for the Extended Research Term.  Such amount shall become due and payable to S&W in accordance with Exhibit D.  Each payment shall be due to S&W not later than *** (***) days after the due date set forth in Exhibit D.  All payments shall be made to:

Scott and White Memorial Hospital

c/o Dick Dixon

2401 S. 31st Street

Temple, Texas 76508

A copy of Exhibit D is attached to this Second Amendment and is hereby appended to the Agreement.

11.                               The parties agree that the first sentence of Section 4.01 shall hereby be deleted in its entirety and replaced with the following:

In consideration of the rights granted by S&W to Stemline under this Agreement, Stemline will pay S&W a royalty on the Adjusted Gross Sales of Licensed Product in the Territory, whether such sales are effected by Stemline, a Stemline Affiliate, or a sublicensee of Stemline.  Further, any successor or assignee of Stemline under this Agreement shall have the same royalty payment obligations to S&W.

12.                               The parties agree that Section 4.02(iii) and Section 4.02(iv) shall hereby be deleted in their entirety and replaced with the following:

(iii)                               *** percent (***%) of any Upfront Payment made to Stemline under a sublicense entered into ***; and

(iv)                              *** percent (***%) of any Upfront Payment made to Stemline under a sublicense entered into ***.

13.                               The parties agree that the following new Section 7.00 shall hereby be added to the Agreement:

Term.  The term of this Agreement shall commence on the Effective Date and, unless terminated earlier pursuant to the terms of this Article VII, the rights and licenses granted hereunder shall expire on a country-by-country basis upon the later of (a) the date upon which Stemline is no longer obligated to provide royalty payments to S&W under Section 4.01 or (b) the expiration of the last-to-expire S&W Patent Right hereunder (the “Term”).  Upon expiration of this Agreement, the licenses granted to Stemline under Section 3.01 hereof shall become fully paid up, irrevocable, perpetual, non-exclusive, and royalty-free licenses.

14.                               The parties agree that Section 7.01 of the Agreement shall hereby be deleted in its entirety and replaced with the following:

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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Termination by Stemline.  Stemline may terminate the Research Program during the Extended Research Term in its sole discretion at any time on not less than *** (***) days prior written notice to S&W and Stemline’s obligation to make payments to S&W shall terminate upon the effective date of termination, except that S&W shall be reimbursed, within *** (***) days of invoice, for any non-cancellable obligations of S&W relating to the Research Program that are incurred prior to the effective date of termination.  Notwithstanding Section 7.03, the licenses granted to Stemline under Section 3.01 shall not be effected by a termination of the Research Program under this Section 7.01.  Stemline may terminate the licenses granted to Stemline under Section 3.01 on not less than *** (***) days prior written notice to S&W in whole or on a country-by-country Licensed Product-by-Licensed Product basis.

15.                               The parties agree that Section 7.03 of the Agreement shall hereby be deleted in its entirety and replaced with the following:

Upon termination of the license rights granted to Stemline under Section 3.01 by Stemline pursuant to Section 7.01 or upon termination of this Agreement by S&W pursuant to Section 7.02, then (a) all rights and obligations under this Agreement shall terminate (except as provided in Section 7.04), (b) all terminated licensed rights shall revert to S&W (including the right to prosecute and maintain the S&W Patent Rights) and (c) within *** (***) days of the termination, Stemline shall return to S&W, to the extent in Stemline’s possession, (i) a copy of any remaining S&W Know-How, S&W Materials and Deliverables provided by S&W to Stemline and (ii) in the event S&W’s IND (***) was assigned and/or transferred to Stemline pursuant to Section 2.06, Stemline shall assign and/or transfer such IND *** back to S&W.

16.                               The parties agree that contact information for Stemline set forth in Section 8.08 of the Agreement shall hereby be changed to the following:

Stemline Therapeutics, Inc.

c/o Ivan Bergstein, M.D.

Chief Executive Officer

***

New York, New York 10128

Telephone:                                   ***

Telecopier:                                    212-244-0161

17.                               Except as amended by this Second Amendment, the Agreement shall remain in full force and effect.  After the date set forth above, every reference in the Agreement to the “Agreement” shall mean the Agreement as amended by this Second Amendment.  This Second Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of Texas, without regard to its conflicts of laws principles.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the date first written above.

STEMLINE THERAPEUTICS, INC.		SCOTT AND WHITE MEMORIAL HOSPITAL AND SCOTT, SHERWOOD AND BRINDLEY FOUNDATION

By:	/s/ Ivan Bergstein	By:	/s/ Richard Beswick
Name:	Ivan Bergstein	Name:	Richard Beswick, Ph.D., M.B.A.
Title:	President and CEO	Title:	Director of Research

Date:	3/26/2010	Date:	3/17/2010

Arthur E. Frankel, M.D.

/s/ Arthur E. Frankel

		Date:	3/22/2010

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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Exhibit A

S&W Patent Rights

***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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Exhibit D

Extended Research Term

***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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Third Amendment

This Third Amendment (“Third Amendment”), dated as of July 12, 2011 (“Third Amendment Effective Date”) is made by and between Scott and White Memorial Hospital and Scott, Sherwood and Brindley Foundation for itself and for its Affiliate, Scott and White Clinic (collectively, “S&W”), Texas non-profit corporations, located at 2401 S 31st Street, Temple, Texas 76508; Arthur E. Frankel, M.D.; and Stemline Therapeutics, Inc., a Delaware corporation having a principal place of business located at ***, New York, New York 10128 (“Stemline”).

WHEREAS, S&W, Arthur E. Frankel, M.D. and Stemline are parties to the Research and License Agreement dated as of June 15, 2006 and amended by the First Amendment dated December 9, 2008 and the Second Amendment dated March 17, 2010 (collectively, the “Agreement”) and desire to amend the terms of such Agreement; and

WHEREAS, Stemline sent S&W a letter dated June 17, 2011 terminating the Research Program (the “Termination Letter”), which termination would have become effective *** (***) days following the date of the Termination Letter; and

WHEREAS, Stemline and S&W have mutually agreed to continue the Research Program, as amended hereby, and Stemline has consequently agreed to revoke the Termination Letter in connection herewith;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Capitalized terms used, but not defined, herein shall have the meaning ascribed to them in the Agreement.

2.                                      The parties acknowledge and agree that as of the Third Amendment Effective Date Stemline has fully complied with its payment obligations under the Agreement, and no payments are outstanding under the Agreement as of the Third Amendment Effective Date, including with respect to the Extended Research Term under Section 2.08 and Exhibit D of the Agreement.

3.                                      The parties agree that the Extended Research term will expire as of the Third Amendment Effective Date, that no further payments will be due under Section 2.08 or Exhibit D of the Agreement, and that a new Section 1.01(x) of the Agreement shall hereby be added to the Agreement as follows:

“Additional Extended Research Term” shall mean the period consisting of 24 months commencing on the Third Amendment Effective Date, and any extensions thereof in writing, executed by both parties, amending this Agreement.

4.                                      The parties agree that the following new Section 2.09 shall hereby be added to the Agreement:

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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Compensation for Additional Extended Research Term.  As consideration for the Patent Rights, if any, arising from the activities under this Agreement during the Additional Extended Research Term, for the provision of the deliverables set forth on Exhibit D that were not already provided during the Extended Research Term (the “Deliverables”), and for continuing ***, Stemline shall pay to S&W by automatic remittance and on direct deposit (i.e., wire transfer) to an account designated by S&W the sum of up to *** Dollars ($***) for the Additional Extended Research Term (which includes $*** for the indirect costs associated with the Extended Research Term).  Such amount shall be *** Dollars ($***) commencing within *** (***) days after the Third Amendment Effective Date; provided that the first payment and each subsequent *** payment shall only be due and payable upon receipt by Stemline from S&W of the deliverables reasonably requested by Stemline for such quarterly period.  Within *** (***) days following the termination or expiration of the Extended Research Term, S&W shall deliver to Stemline all of the Deliverables not already provided on or before the date of such expiration or termination.

Each payment shall be due to S&W not later than *** (***) days after the due date set forth above, and shall be made to:

Scott and White Memorial Hospital

Becky Jones, MS-AR-M116

2401 S. 31st Street

Temple, Texas 76508

5.                                      Upon execution of this Third Amendment, the Termination Letter shall be revoked and deemed of no further force or effect.

6.                                      Except as amended by this Third Amendment, the Agreement shall remain in full force and effect.  After the date set forth above, every reference in the Agreement to the “Agreement” shall mean the Agreement as amended by this Third Amendment.  This Third Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of Texas, without regard to its conflicts of laws principles.

[the remainder of this page is intentionally left blank; signature page follows]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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IN WITNESS WHEREOF, the parties have duly executed this Third Amendment as of the date first written above.

STEMLINE THERAPEUTICS, INC.			SCOTT AND WHITE MEMORIAL HOSPITAL AND SCOTT, SHERWOOD AND BRINDLEY FOUNDATION

By:	/s/ Tom Cirrito		By:	/s/ Richard Beswick
	Name:	Tom Cirrito	Name:	Richard Beswick, Ph.D., M.B.A.
	Title:	Director of Operations	Title:	Senior Vice President of Research

Date:	8/3/2011		Date:	7/22/2011

Arthur E. Frankel, M.D.

/s/ Arthur E. Frankel

			Date:	7/20/2011

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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